UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of
earliest event reported):     September 29, 2008 (September 25, 2008)

                            Brown-Forman Corporation
             (Exact name of registrant as specified in its charter)

   Delaware                  002-26821            61-0143150
(State or other            (Commission         (I.R.S. Employer
 jurisdiction of            File Number)       Identification No.)
 incorporation)

 850 Dixie Highway, Louisville, Kentucky           40210
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (502) 585-1100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 25, 2008, Brown-Forman Corporation (the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing that John D. Cook has been elected to the Company's Board of Directors, effective September 25, 2008. In addition, Mr. Cook has been appointed to the Audit Committee of the Board. Neither Mr. Cook nor any member of his immediate family is a party to any past or currently proposed transaction with the Company that is reportable under Item 404(a) of Regulation S-K. A summary of the compensation the Company provides its non-employee Directors is set forth in Item 5.02 of the Form 8-K filed by the Company on July 25, 2008.

As reported in Item 5.02 of the Form 8-K filed by the Company on July 25, 2008, Director Barry D. Bramley retired from director service effective September 28, 2008, in accordance with the Company's mandatory retirement policy for its directors.


Item 7.01.  Regulation FD Disclosure.

On September 29, 2008, the Company issued a press release announcing that the Board of Directors approved and declared a stock split, to be effected as a dividend, on both Class A and Class B Common Stock, payable in shares of Class B Common Stock. For every four shares of Class A or Class B Common Stock held, stockholders of record as of the close of business on October 6, 2008, will receive one share of Class B Common Stock, with any fractional shares payable in cash. The additional Class B shares and cash for fractional shares will be distributed to stockholders on October 27, 2008.

A copy of this press release is furnished herewith as Exhibit 99.2. The information furnished pursuant to this Item 7.01 (and the related information in Exhibit 99.2) shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01.  Financial Statements and Exhibits

 (d)  Exhibits
      99.1       Brown-Forman Corporation Press Release dated September 25, 2008
      99.2       Brown-Forman Corporation Press Release dated September 29, 2008

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Brown-Forman Corporation
                                            (Registrant)


Date:   September 29, 2008                 By:  /s/ Nelea A. Absher
                                                Nelea A. Absher
                                                Vice President, Associate
                                                General Counsel and Assistant
                                                Corporate Secretary



Exhibit Index

Exhibit
Number     Description

99.1       Brown-Forman Corporation Press Release dated September 25, 2008
99.2       Brown-Forman Corporation Press Release dated September 29, 2008

                                                                 Exhibit 99.1

FOR IMMEDIATE RELEASE

JOHN D. COOK ELECTED TO BROWN-FORMAN BOARD; BARRY D. BRAMLEY RETIRES

Louisville, KY, September 25, 2008 - Brown-Forman Corporation (NYSE: BFA, BFB) announced that John D. Cook has been elected to the company's Board of Directors, effective today.

Cook is a Director Emeritus of McKinsey & Company, the world's leading management consulting firm. Cook has focused his 25-year career with McKinsey on serving leading institutions in consumer goods industries on their most important business and strategic issues. Previously he served as executive vice president of The Kellogg Company and president of Kellogg North America, responsible for the profitable growth of the company's $7 billion North American business. Cook began his career at Procter & Gamble Company and then served a 17-year stint at McKinsey & Co. before joining The Kellogg Company in 1999. He rejoined McKinsey & Co. in 2001. His breadth of business experience spans the globe and includes packaged foods, beverages, and retail and he has great expertise in the areas of corporate governance, shareholder value and strategy.

Cook is a graduate of the University of Michigan and he earned an MBA degree from Harvard Business School where he achieved high academic distinction as a Baker's Scholar.

In making the announcement, Brown-Forman Presiding Board Chairman Geo. Garvin Brown IV said, "John Cook has excellent credentials in the consumer goods sector as well as a wonderful track record of strategic counsel and we're looking forward to his contributions to our Board and our company's growth in the coming years."

Brown-Forman also announced that Barry D. Bramley, a director since 1996, is retiring from the Board effective September 28, upon reaching the customary retirement age of 71.

Brown commented, "Barry has served our company in a variety of ways with great distinction over the last 12 years and we thank him for his many contributions, including his important service as Chairman of one of our subsidiary Boards and his sage counsel during the company's formative international growth phase."

The election of Cook and retirement of Bramley leaves Brown-Forman's Board with 13 directors.

Brown-Forman Corporation is a producer and marketer of fine quality beverage alcohol brands, including Jack Daniel's, Southern Comfort, Finlandia Vodka, Tequila Herradura, el Jimador Tequila, Canadian Mist, Fetzer and Bolla Wines, and Korbel California Champagnes.

                                                                 Exhibit 99.2

FOR IMMEDIATE RELEASE

BROWN-FORMAN DECLARES STOCK DISTRIBUTION

Louisville, KY, September 29, 2008 - The board of directors of Brown-Forman Corporation declared a stock split, to be effected as a dividend, on both Class A and Class B common stock, payable in shares of Class B common stock.

For every four shares of either Class A or Class B common stock held, shareholders of record as of the close of business on October 6, 2008 will receive one share of Class B common stock, with any fractional shares payable in cash. The additional shares and cash for fractional shares will be distributed to stockholders on October 27, 2008. The previously announced $0.34 per share quarterly cash dividend will be paid October 1, 2008 and will not be affected by this distribution of stock. Any future cash dividend declared will reflect the greater number of shares outstanding after the distribution. In addition, all per-share amounts in the company's subsequent financial statements will reflect the stock distribution.

Brown-Forman will begin trading on the NYSE on a price adjusted basis on October 28, 2008.

Brown-Forman Corporation is a producer and marketer of fine quality beverage alcohol brands, including Jack Daniel's, Southern Comfort, Finlandia Vodka, Tequila Herradura, el Jimador Tequila, Canadian Mist, Fetzer and Bolla Wines, and Korbel California Champagnes.